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                 CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use of our report dated May 27, 1999 on the 1999 financial statements of Alliance Institutional Reserves, Inc. referred to therein in its Post-Effective Amendment to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission.


                                          McGladrey & Pullen, LLP


New York, New York
August 25, 2000






































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